Exhibit 10.1

FIFTH AMENDMENT dated as of December 27, 2022 (this “Amendment”) to the CREDIT AGREEMENT dated as of August 22, 2011, as amended and restated as of July 25, 2013, as further amended and restated as of March 31, 2016, as further amended and restated as of August 28, 2019 (as amended by (I) that certain First Amendment, dated as of October 7, 2019, (II) that certain Second Amendment, dated as of April 7, 2020, (III) that certain Third Amendment, dated as of January 22, 2021, (IV) that certain Fourth Amendment, dated as of February 4, 2021, (V) that certain Incremental Revolving Facility Agreement, dated as of February 16, 2021, (VI) that certain Incremental Term Loan A Facility Agreement, dated as of February 16, 2021 and (VII) that certain Incremental Revolving Facility Agreement (TLA-2 Conversion), dated as of June 24, 2021, and as further amended, supplemented and modified and in effect prior to the effectiveness of this Amendment, the “Existing Credit Agreement”), among NCR CORPORATION, a Maryland corporation (the “Borrower”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement in the manner set forth below, and the Lenders whose signatures appear below, which constitute the Required Lenders (such Lenders, the “Consenting Lenders”), are willing to amend the Existing Credit Agreement, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement as amended by this Amendment (as so amended, the “Amended Credit Agreement”).

SECTION 2. Amendments to the Existing Credit Agreement. Effective as of the Fifth Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new definitions in proper alphabetical order:

“ATM Financing Program Assets” means automated teller machines and related software, service program agreements and other similar contracts, and receivables in respect of the foregoing, in each case, entered into in connection with the Company’s “ATMs-as-a-Service” program, and the proceeds thereof.

“ATM Financing Program” means one or more facilities or individual transactions consisting of loans or leases to the Company or any of its Subsidiaries by any third-party financing source or notes payable by or other obligations incurred by the Company or any of its Subsidiaries to any third-party financing source, in each case, for the purpose of financing the Company’s “ATMs-as-a-Service” program and which may be secured by ATM Financing Program Assets.

(b) Section 6.01(a)(v) of the Existing Credit Agreement is hereby amended and restated as follows:

“(v) Indebtedness of the Company or any Subsidiary (x)(A) incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and Synthetic Lease Obligations; provided that such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and the principal amount of such Indebtedness does not exceed the cost of acquiring, constructing or improving such fixed or capital assets or (B) assumed in connection with the acquisition of any fixed or capital assets, and Refinancing Indebtedness in respect of any of the foregoing; provided that the aggregate principal amount of Indebtedness permitted by this clause (a)(v)(x), together with the aggregate principal amount of Indebtedness or other obligations incurred under Section 6.01(a)(xvii), shall not at any time outstanding exceed the greater of (x) $175,000,000 and (y) 2.0% of Consolidated Total Assets as of the end of the most recent Test Period for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) hereof, and (y) Indebtedness of the Company or any Subsidiary consisting of Capital Lease Obligations or Synthetic Lease Obligations incurred in connection with Scheduled Dispositions that are effected as Sale/Leaseback Transactions;”

(c) (i) Section 6.01(a)(xv) of the Existing Credit Agreement is hereby amended by replacing “; and” at the end thereof with “;” and (ii) Section 6.01(a)(xvi) of the Existing Credit Agreement is hereby amended by replacing “.” at the end thereof with “; and”;

(d) A new clause (xvii) is hereby inserted in Section 6.01(a) of the Existing Credit Agreement in proper numerical order to read in its entirety as set forth below:

“(xvii) Indebtedness or other obligations incurred in connection with any ATM Financing Program; provided that the aggregate principal amount of Indebtedness or other obligations permitted by this clause (a)(xvii), together with the aggregate principal amount of Indebtedness incurred under Section 6.01(a)(v)(x), shall not at any time outstanding exceed the greater of (x) $175,000,000 and (y) 2.0% of Consolidated Total Assets as of the end of the most recent Test Period for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) hereof.”

(e) (i) Section 6.02(a)(xx) of the Existing Credit Agreement is hereby amended by replacing “; and” at the end thereof with “;” and (ii) Section 6.02(a)(xxi) of the Existing Credit Agreement is hereby amended by replacing “.” at the end thereof with “; and”.

(f) A new clause (xxii) is hereby inserted in Section 6.02(a) of the Existing Credit Agreement in proper numerical order to read in its entirety as set forth below:

“(xxii) Liens on ATM Financing Program Assets securing Indebtedness or other obligations incurred under Section 6.01(a)(xvii) in respect of any ATM Financing Program.”

(g) The first sentence of the eleventh paragraph of Article VIII of the Existing Credit Agreement is hereby amended as follows:

(i)	by replacing the word “and” at the end of clause (i) thereof with a comma;

(ii)	by replacing the period at the end of clause (ii) thereof with the word “and” ; and

(iii)	by inserting the following new clause (iii) after clause (ii) thereof:

“(iii) to subordinate any Lien on any ATM Financing Program Asset granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such ATM Financing Program Asset that is permitted by Section 6.02(a)(xxii) and, in connection therewith, to enter into any subordination and/or intercreditor agreements applicable thereto.”

(h) Clause (ii) of Section 5.11(b) of the Existing Credit Agreement is hereby amended and restated as follows:

“(ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent such activities, businesses or transaction would be permissible for a Person required to comply with Sanctions, or”

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Consenting Lenders that:

(a) This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) On the Fifth Amendment Effective Date, and after giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Amended Credit Agreement and in each other Loan Document are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case, as though made on and as of the Fifth Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is so true and correct on and as of such prior date.

(c) On and as of the Fifth Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received duly executed counterparts (which may include telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page of a signed counterpart of this Amendment) hereof that, when taken together, bear the authorized signatures of the Administrative Agent, the Borrower and Lenders constituting the Required Lenders.

The Administrative Agent shall notify the Borrower and the Lenders of the Fifth Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel to the Administrative Agent.

SECTION 6. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Banks or the Lenders under the Existing Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any of the other Loan Documents in similar or different circumstances.

(b) On and after the Fifth Amendment Effective Date, any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Amended Credit Agreement.

(c) This Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement and each other Loan Document.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 10. Incorporation by Reference. The submission to jurisdiction, service of process, venue, judgment currency, waiver of immunity, waiver of jury trial and electronic signature provisions set forth in the Existing Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

NCR CORPORATION,

by	/s/ Timothy Oliver
	Name:	Timothy Oliver
	Title:	Senior Executive Vice President and Chief Financial Officer

[Signature Page to Fifth Amendment]

JPMORGAN CHASE BANK, N.A., as Lender and as Administrative Agent,

by	/s/ Matthew Cheung
	Name:	Matthew Cheung
	Title:	Vice President

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Bank of America, N.A.

by	/s/ Duke Banson
	Name:	Duke Banson
	Title:	Vice President

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: MUFG Bank, Ltd.

by	/s/ Charles DeNoto
	Name:	Charles DeNoto
	Title:	Vice President

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Truist Bank

by	/s/ Jim C. Wright
	Name:	Jim C. Wright
	Title:	Vice President

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: WELLS FARGO BANK, N.A.

by	/s/ Tracy L. Moosbrugger
	Name:	Tracy L. Moosbrugger
	Title:	Managing Director

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: CAPITAL ONE, NATIONAL ASSOCIATION

by	/s/ William Panagis
	Name:	William Panagis
	Title:	Duly Authorized Signatory

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Citizens Bank, N.A.

by	/s/ Karmyn Paul
	Name:	Karmyn Paul
	Title:	Vice President

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: PNC BANK, NATIONAL ASSOCIATION

by	/s/ Andrew Fraser
	Name:	Andrew Fraser
	Title:	Vice President

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Royal Bank of Canada

by	/s/ Theodore Brown
	Name:	Theodore Brown
	Title:	Authorized Signatory

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

TD Bank, N.A.

by	/s/ Steve Levi
	Name:	Steve Levi
	Title:	Senior Vice President

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Fifth Third Bank, National Association

by	/s/ Greg Cappel
	Name:	Greg Cappel
	Title:	Associate

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: M&T as successor to People’s United Bank, N.A.

by	/s/ Darci Buchanan
	Name:	Darci Buchanan
	Title:	Senior Vice President

Name of Lender: M&T Bank

by	/s/ Darci Buchanan
	Name:	Darci Buchanan
	Title:	Senior Vice President

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Barclays Bank PLC

by	/s/ Timothy Salmon
	Name:	Timothy Salmon
	Title:	Director Executed in NY

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Santander Bank, NA

by	/s/ Felix Nebrat
	Name:	Felix Nebrat
	Title:	SVP

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

by	/s/ Irlen Mak
	Name:	Irlen Mak
	Title:	Director

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: U.S. Bank National Association

by	/s/ Sawyer Johnson
	Name:	Sawyer Johnson
	Title:	Assistant Vice President

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: KeyBank National Association

by	/s/ Brian P. Fox
	Name:	Brian P. Fox
	Title:	Senior Vice President

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Canadian Imperial Bank of Commerce, New York Branch

by	/s/ Kelly Petit de Mange
	Name:	Kelly Petit de Mange
	Title:	Executive Director

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: HSBC BANK USA, NATIONAL ASSOCIATION

by	/s/ Ketak Sampat
	Name:	Ketak Sampat
	Title:	Senior Vice President

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Regions Bank

by	/s/ Neel Patel
	Name:	Neel Patel
	Title:	Director

For any Lender requiring a second signature block:

by	/s/ Neel Patel
	Name:	Neel Patel
	Title:	Director

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Synovus

by	/s/ Michael Sawicki
	Name:	Michael Sawicki
	Title:	Director

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: CITIBANK, N.A.

by	/s/ Javier Escobar
	Name:	Javier Escobar
	Title:	Vice President & Managing Director

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: THE NORTHERN TRUST COMPANY

by	/s/ Kimberly A. Crotty
	Name:	Kimberly A. Crotty
	Title:	Vice President

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Associated Bank N.A.

by	/s/ Kyle Nass
	Name:	Kyle Nass
	Title:	SVP

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: ServisFirst Bank

by	/s/ James R. Halverson
	Name:	James R. Halverson
	Title:	SVP

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: STANDARD CHARTERED BANK

by	/s/ Kristopher Tracy
	Name:	Kristopher Tracy
	Title:	Director, Financing Solutions

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Siemens Financial Services, Inc.

by	/s/ WD Jentsch
	Name:	WD Jentsch
	Title:	VP

For any Lender requiring a second signature block:

by	/s/ Maria Levy
	Name:	Maria Levy
	Title:	VP

[Signature Page to Fifth Amendment]

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO

THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: First National Bank of Omaha

by	/s/ Dale Ervin
	Name:	Dale Ervin
	Title:	Vice President

[Signature Page to Fifth Amendment]